Notice of Articles
BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on:  February 22, 2013  12:27  PM  Pacific Time

Incorporation Number:   BC0718081

Recognition Date and Time:  Incorporated on March 2, 2005  06:34 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:
NEW FUEL SYSTEMS INC.

REGISTERED OFFICE INFORMATION
Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

RECORDS OFFICE INFORMATION
Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Intile, Robert C

Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

Last Name, First Name, Middle Name:
Lawson, Harvey

Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

Last Name, First Name, Middle Name:
Stuart, Jack

Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

Last Name, First Name, Middle Name:
Tripathi, Satyendra

Mailing Address:                                                       Delivery Address:
UNIT #210                                                                 UNIT #210
5641 – 201 STREET                                                  5641 – 201 STREET
LANGLEY BC VEA 8A4                                          LANGLEY BC VEA 8A4
CANADA                                                                    CANADA

Last Name, First Name, Middle Name:
Myrdal, Douglas

Mailing Address:                                                       Delivery Address:
10091  242B ST.                                                        UNIT #210
MAPLE RIDGE BC  V2W 1X6                                5641 – 201 STREET
CANADA                                                                   LANGLEY BC VEA 8A4
                                                                                    CANADA

AUTHORIZED SHARE STRUCTURE
1. No Maxium          Common Shares                                       Without Par Value

                                                                                                   Without Special Rights or
                                                                                                   Restrictions attached